Exhibit 10.5

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAW.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR  OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

GRANITE CITY FOOD & BREWERY LTD.

COMMON STOCK PURCHASE WARRANT

Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), hereby agrees that, for value received, Aethlon Capital, LLC, Minneapolis, Minnesota, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and before 5:00 P.M., Central Time, on                   , 2007,                                                         (                ) shares of the common stock of the Company (the “Common Stock”), at an exercise price of $1.58 per share, subject to adjustment as provided herein (the “Warrant Exercise Price”).

1.             Exercise of Warrant.  The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 100 shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier’s check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased.  If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of Common Stock not so purchased.  As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise.  The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

“The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated                      , 2002, issued by Granite City Food & Brewery Ltd., a copy of which is available for inspection at the offices of Granite City Food & Brewery Ltd.  Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant.  In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from registration is then in fact applicable to such shares.”

2.             Negotiability and Transfer.  This Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

(a)           Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

(b)           Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

(c)           This Warrant is immediately assignable, notwithstanding anything herein to the contrary, to officers, directors, employees, consultants and registered representatives of Aethlon Capital, LLC and its affiliates, sub-agent(s) of Aethlon Capital, LLC, and officers, directors, employees, consultants and registered representatives of the sub-agent(s) of Aethlon Capital, LLC.

3.             Antidilution Adjustments.

(a)           The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided.  Upon each adjustment of the Warrant Exercise Price the holder of this Warrant shall thereafter be entitled to purchase the number of shares of Common Stock of the Company obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares issuable pursuant to exercise immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b)           Except for (i) options, warrants or other rights to purchase securities outstanding on the date of the issuance of this Warrant (provided there is no adjustment to the terms of such options, warrants or other securities on or after the date of issuance of this Warrant); (ii) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to stock option or employee stock purchase plans adopted by the Company and shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided there is no adjustment to the terms of such options, awards or other securities on or after the date of issuance of this Warrant) (appropriately adjusted to reflect stock splits, combinations, stock dividends, reorganizations, consolidations and similar changes); or (iii) Common Stock issued to holders of the Company’s Series A Convertible Preferred Stock or upon conversion or in lieu of cash dividends on the Company’s Series A Convertible Preferred Stock, if and whenever the Company shall issue any additional securities, warrants or rights or any security convertible or exchangeable into equity, securities, warrants or rights (collectively, “Convertible Securities”) without consideration or for a consideration per share less than the Warrant Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Exercise Price shall be adjusted to a price determined by multiplying such Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Exercise Price; and the denominator of which shall be the number of shares of such additional Common Stock and the number of shares of Common Stock outstanding prior to such issuance.  For the purpose of the above calculation, the number of shares of Common Stock immediately prior to such issuance shall be calculated on a fully-diluted basis, as if this Warrant and any other outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised as of such date.  Except as provided in Section 3(e) below, no further adjustments of the Warrant Exercise Price shall be made upon the actual issuance of Common Stock or of any Convertible Securities upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(c)           For purposes of this Section 3, in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be.  In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise immediately prior to such merger, conversion or sale, for purposes of Section 3(f) below, shall be made after giving effect to such adjustment of the Warrant Exercise Price.

(d)           In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(e)           If (i) the purchase price provided for in any right or option referred to in Section 3(b), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), or any Convertible Securities shall terminate, expire or cease to be outstanding without exercise thereof, the Warrant Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect hereunder shall forthwith be increased to such Warrant Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities.  If the purchase price provided for in any right or option referred to in Section 3(b), or the rate at which any Convertible Securities referred to in Section 3(b) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Warrant Exercise Price then in effect hereunder shall forthwith be decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

(f)            If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and except as otherwise provided herein, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares receivable upon the exercise hereof) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Warrant, at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

(g)           Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant, as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  No adjustment to the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05); provided, however, that any adjustments which by reason of this Section 3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that adjustment shall be required and made in accordance with the provisions of this Section 3 (other than this Section 3(g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock.  All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such increases in the conversion rate in addition to those required by this Section 3 as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(h)  In case at any time: (i) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first–class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.  Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.  Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

(i)            If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

(j)            As used in this Section 3 the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and any additional Common Stock that may be authorized by due action of the Company’s Board of Directors and shareholders entitled to vote thereon.

(k)           No fractional shares of Common Stock shall be issued upon exercise, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the day of exercise.  “Market price” shall mean if the Common Stock is traded on a securities exchange or on the NASDAQ Stock Market, the closing sale price of the Common Stock on such exchange or the NASDAQ Stock Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of twenty (20) consecutive trading days prior to the date as of which “market price” is being determined.  If at any time the Common Stock is not traded on an exchange or the NASDAQ Stock Market, or otherwise traded in the over-the-counter market, the “market price” shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

4.             Transferability; Registration Rights.  Prior to making any disposition of the Warrant or of any Common Stock purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition.  The holder will not make any such disposition until (i) the Company has notified the holder that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a registration statement covering the proposed distribution has been filed by the Company and has become effective.  The holder then will make any disposition only pursuant to the conditions of such opinion or registration.  The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder’s counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.  If a state and federal registration of the  Common Stock purchased upon exercise of the Warrant is not in effect such that the  Common Stock purchased upon exercise of the Warrant is not freely transferable by the holder of the Warrant or, in the absence of such an effective state and federal registration, if an exemption from state and federal registration of the exercising of the Warrant and sale of the Common Stock is not available during the term of this Warrant when the holder of the Warrant seeks to exercise the Warrant and sell the Common Stock so acquired, the exercise period of the Warrant will automatically be extended until such time as either state and federal registration of the Common Stock purchased upon exercise of the Warrant becomes effective and applicable to the holder of the Warrant or an exemption for the exercise of the Warrant and sale of the Common Stock by the holder, in the absence of such an effective state and federal registration, is available to the holder of the Warrant, and, if so extended, the Warrant shall then remain exercisable for a period of at least thirty (30) calendar days from the date the Company delivers to the holder of the Warrant written notice of the availability of such state and federal

registration or exemption from such registration.  In no event will the exercise period of the Warrant expire before                  , 2007.

If, at any time after the date hereof and prior to the expiration of seven (7) years from the date hereof, the Company shall propose to file any registration statement under the Securities Act of 1933, as amended, (the “Act”) covering a public offering of the Company’s Common Stock (other than a registration on Form S-4, Form S-8 or any registration form that does not permit secondary sales), it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the registration statement (to the extent permitted by applicable regulation) the Common Stock purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof.  Notwithstanding the foregoing, the number of shares of Common Stock of the holders of the Warrants proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering.  If the registration statement or offering statement filed pursuant to such thirty (30) day notice has not become effective within six months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

At any time one (1) year after the date hereof and prior to the expiration of five (5) years from the date hereof, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holders of 51% or more of the Warrants and the shares of Common Stock acquired upon exercise of the Warrants request the registration of the shares of Common Stock on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Act of all such shares of Common Stock which such holders request in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holders’ request.

All expenses of any such registrations referred to in this Section 4, except the fees of counsel to such holders and any of their underwriting commissions or discounts shall be borne by the Company.

The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this Section 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof.  The Company will maintain the effectiveness of any registration statement or the offering statement filed by the Company, whether or not at the request of the holder hereof, for at least one (1) year following the effective date thereof.

In the case of the filing of any registration statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such registration statement or offering statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

5.             Cashless Exercise Option.

(a)           The holder of this Warrant shall have the right to require the Company to convert this Warrant (the “Conversion Right”), at any time after it is exercisable, but prior to its expiration, into shares of Common Stock as provided for in this Section 5.  Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Warrant in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as determined below) for the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.  No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

(b)           The Conversion Right may be exercised by the holder, at any time or from time to time after this Warrant is exercisable, prior to its expiration, on any business day, by delivering a written notice in the form attached hereto (the “Conversion Notice”) to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the holder of this Warrant will purchase pursuant to such conversion, and (ii) a place, and a date not less than one (1) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

(c)           At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

(d)           “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(i)            If the Company’s Common Stock is traded on an exchange or is quoted on The National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) National Market, or The Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

(ii)           If the Company’s Common Stock is not traded on an exchange or on The Nasdaq National Market, or The Nasdaq SmallCap Market, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

(iii)          If the Company’s Common Stock is not publicly traded and there has been a bona fide sale for cash on an arm’s-length basis within 45 days prior to the Determination Date of such Common Stock by the Company privately to one or more investors unaffiliated with the Company (a “Qualifying Sale”), then the most recent such sales price.

(iv)          If the Company’s Common Stock is not publicly traded and there has been no Qualifying Sale, then the appraised fair market value of such stock, as determined by mutual agreement of the Company and the holder of the Warrant; or if the parties cannot agree to such valuation, then the Board of Directors, acting in good faith, shall determine the Fair Market Value.

6.             Notices.  The Company shall mail to the registered holder of the Warrant, at his last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company’s assets shall be considered and acted upon.

7.             Reservation of Common Stock.  A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

8.             Miscellaneous.  Whenever reference is made herein to the issue or sale of shares of Common Stock, the term “Common Stock” shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant.  References to the “holder of” include the immediate holder of shares purchased on the exercise of this Warrant, and the word “holder” shall include the plural thereof.  This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable.

Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a stockholder (including, no right to vote on any matters coming before the shareholders) of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

IN WITNESS WHEREOF, this Warrant has been duly executed by Granite City Food & Brewery Ltd., this            day of                                     , 2002.

GRANITE CITY FOOD & BREWERY LTD.

By:
Name: Steven J. Wagenheim
Title: President and Chief Executive Officer

WARRANT EXERCISE FORM

To be signed only upon exercise of Warrant.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                               of the shares of Common Stock of Granite City Food & Brewery Ltd. to which such Warrant relates and herewith makes payment of $                      therefor in cash or by certified check, and requests that such shares be issued and be delivered to                                                  , the address for which is set forth below the signature of the undersigned.

Dated:

(Taxpayer’s I.D. Number)	(Signature)

(Address)

ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrant.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                           the right to purchase shares of Common Stock of Granite City Food & Brewery Ltd. to which the within Warrant relates and appoints                                                  , attorney, to transfer said right on the books of Granite City Food & Brewery Ltd. with full power of substitution in the premises.

Dated:

(Signature)

(Address)

CASHLESS EXERCISE FORM

(To be executed upon exercise of Warrant pursuant to Section 5)

To:   Granite City Food & Brewery Ltd.

The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Common Stock Purchase Warrant for, and to purchase thereunder,                                shares of Common Stock, as provided for in Section 5 therein.

If said number of shares shall not be all the shares purchasable under the within Common Stock Purchase Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional shares to:

NAME
(Please Print Name)

ADDRESS

SOCIAL SECURITY NO.

SIGNATURE

NOTE:  The above signature should correspond exactly with the name on the first page of this Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form on the preceding page.